UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OSR HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT -- SUBJECT TO COMPLETION DATED AUGUST [●], 2025

OSR HOLDINGS, INC.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

NOTICE OF ANNUAL MEETING

TO BE HELD ON SEPTEMBER [●], 2025

TO THE STOCKHOLDERS OF OSR HOLDINGS, INC.:

You are cordially invited to attend the annual meeting (together with any adjournments or postponements thereof, the “Annual Meeting”) of stockholders of OSR Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at 9 a.m. Eastern time on September [17], 2025, at the office of the Company’s legal counsel, located at 5 Penn Plaza, 19th Floor, New York, NY 10001, to consider and vote upon the following proposals:

1. Proposal 1 — Director Proposal: A proposal to elect seven directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1).

2. Proposal 2 — Executive Compensation Proposal: A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Executive Compensation Proposal” or Proposal No. 2).

3. Proposal 3 — Equity Plan Proposal: A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Incentive Plan (“Omnibus Plan”) (the “Equity Plan Proposal” or Proposal No. 3).

4. Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d): To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, as determined in accordance with Nasdaq rules (the “Nasdaq 20% Issuance Proposal” or Proposal No. 4).

We will also consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of the Director Proposal, the Executive Compensation Proposal, the Equity Plan Proposal, and the Nasdaq 20% Issuance Proposal (collectively, the “Current Proposals”), is more fully described in the accompanying proxy statement, which is being distributed or made available, as the case may be, to our stockholders on or about September [●], 2025.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL FOUR CURRENT PROPOSALS.

After careful consideration of all relevant factors, our Board has determined that the Current Proposals are advisable and recommends (as further detailed below) that you vote or give instruction to vote “FOR” the Current Proposals.

Enclosed is the proxy statement containing detailed information concerning the Current Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By order of the Board of Directors,

Kuk Hyoun Hwang
Chairman of the Board of Directors

September 18, 2025

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote by internet or telephone using the directions on your proxy card, or by signing, dating and returning the accompanying proxy card in the enclosed prepaid return envelope. If you decide to attend the annual meeting and you are a shareholder of record, you will be able to vote in person even if you have previously submitted your proxy.  Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September [●], 2025: This notice of meeting and the accompanying proxy statement are available at [●].

PROXY STATEMENT — DATED SEPTEMBER [●], 2025

OSR HOLDINGS, INC.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER [●], 2025

This proxy statement, along with the accompanying Notice of Annual Meeting, contains information about the annual meeting of stockholders (the “Annual Meeting”) of OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.), including any adjournments or postponements thereof. We are holding the Annual Meeting at 9 a.m. Eastern time on September 17, 2025, at the office of the Company, located at 5 Penn Plaza, 19th Floor, New York, NY 1001.

In this proxy statement, we refer to OSR Holdings, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting is dated as of September 17, 2025, and will be distributed or made available, as the case may be, to our stockholders on or about September [●], 2025.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING

The Annual Meeting will be conducted for the sole purpose of considering and voting upon the following proposals:

1.	Proposal 1 — Director Proposal: A proposal to elect seven directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1).

2.	Proposal 2 — Executive Compensation Proposal: A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Executive Compensation Proposal” or Proposal No. 2).

3.	Proposal 3 — Equity Plan Proposal: A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Incentive Plan (“Omnibus Plan”) (the “Equity Plan Proposal” or Proposal No. 3).

4.	Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d): To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that may be less than the greater of book value or market value of the common stock, as determined in accordance with Nasdaq rules (the “Nasdaq 20% Issuance Proposal” or Proposal No. 4).

Each of the Current Proposals is more fully described in the accompanying proxy statement. The Annual Meeting will be held at the office of the Company’s legal counsel.

This proxy statement contains important information about the Annual Meeting and the proposals to be voted on at the Annual Meeting. Please read it carefully and submit your proxy to have your shared voted at the Annual Meeting or vote your shares in person at the Annual Meeting.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under (1) under “Item 1A. Risk Factors” of (a) the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2025, and (b) the Company’s Annual Report on Form 10-K filed with the SEC on April 22, 2025; and (3) in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described below, together with the other information contained in the Quarterly Report on Form 10-Q filed with the SEC on May 20, 2025, in the Annual Report on Form 10-K filed with the SEC on April 22, 2025, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our prospectus and other reports we filed with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

As previously disclosed on the Company’s Current Report filed on Form 8-K on February 21, 2025, on February 14, 2025 (the “Closing Date”), the Company completed its previously announced business combination (the “Business Combination”) with OSR Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (“OSR”) pursuant to the Amended and Restated Business Combination Agreement, dated as of May 23, 2024, as amended on December 20, 2024 (the “Business Combination Agreement”), by and among the Company, OSR, each stockholder of OSR that executed a Participating Joinder thereto (each such person, a “Participating Stockholder”), and each stockholder of OSR that executed a Non-Participating Joinder thereto (each such person, a “Non-Participating Stockholder”, and together with the Participating Stockholders, the “OSR Stockholders”).

In connection with the Closing of the Business Combination, we changed our name from Bellevue Life Sciences Acquisition Corp. to OSR Holdings, Inc. and changed the trading symbols of our common stock and warrants from “BLAC” and “BLACW,” to “OSRH” and “OSRHW,” respectively. In connection with the Closing, any Units (which were trading under the symbol “BLACU”) that had not yet separated, were separated into their component shares of common stock and warrants and ceased trading.

At the 2025 Annual Meeting, stockholders will be asked to vote on several corporate governance and administrative matters related to the post-combination company, including the election of directors, an advisory vote on executive compensation, the adoption of equity incentive sub-plans under the Company’s Omnibus Plan, and the approval of a potential financing transaction pursuant to Nasdaq Listing Rule 5635(d). Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon. These proposals are more fully described in this proxy statement.

Why does the Company need to hold an annual meeting?

The meeting is being held to satisfy the annual meeting requirements of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2024.

What is being voted on?

You are being asked to vote on each of the proposals listed below:

1.	Proposal 1 — Director Proposal: A proposal to elect seven directors to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal.

2.	Proposal 2 — Executive Compensation Proposal: A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

3.	Proposal 3 — Equity Plan Proposal: A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Plan.

4.	Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d): To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, as determined in accordance with Nasdaq rules.

When and where is the Annual Meeting?

The Annual Meeting will be held at 9 a.m. Eastern time, on September 17, 2025, the office of the Company’s legal counsel, located at 5 Penn Plaza, 19th Floor, New York, NY 10001.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote in person at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Annual Meeting or by voting in person at the Annual Meeting. Attendance at the Annual Meeting alone will not change your vote.

You also may revoke your proxy by sending a notice of revocation to the Company at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Jun Chul Whang.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Will my shares be voted if I do not submit a proxy or vote in person?

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?”, the bank, broker or other nominee that holds your shares may generally vote your shares without instruction on routine matters but not on non-routine matters. A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular “non-routine” proposal because your broker does not have authority to vote on that proposal and has not received specific voting instructions from you. To ensure your shares will be voted at the Annual Meeting in the manner that you desire, we encourage you to provide voting instructions to your bank, broker or other nominee.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Under our bylaws, at each meeting of stockholders, the presence in person or by proxy of the holders of one-third in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.

Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. As of the Record Date, the presence in person or by proxy of the holders of one-third of shares of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting would be required to achieve a quorum. If there is no quorum, the presiding officer of the Annual Meeting may adjourn the Annual Meeting to another date.

Who can vote at the Annual Meeting?

Only holders of record of the Company’s common stock, including the public shares (including shares held as a constituent part of our units) and the private shares, at the close of business on August 15, 2025, are entitled to have their vote counted at the Annual Meeting and any adjournments thereof. As of the record date, there were 21,585,360 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting in person. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Advantage Proxy a fee of $5,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

OSR Holdings, Inc.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Jun Chul Whang

Email: jun.whang@osr-holdings.com

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL MEETING

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at 9 a.m. Eastern time on September 17, 2025, at the office of the Company’s legal counsel, located at 5 Penn Plaza, 19th Floor, New York, NY 10001, to consider and vote upon the following proposals:

1.	Proposal 1 — Director Proposal: A proposal to elect seven directors to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal.

2.	Proposal 2 — Executive Compensation Proposal: A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

3.	Proposal 3 — Equity Plan Proposal: A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Plan.

4.	Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d): To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, as determined in accordance with Nasdaq rules.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned our outstanding common stock, including as a constituent part of a unit, at the close of business on September [●], 2025, the record date for the Annual Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants and rights do not carry voting rights.

At the close of business on the record date, there were 21,585,360 shares of common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants and rights do not carry voting rights.

Votes Required

Approval of the Director Proposal will require a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

Approval of the Executive Compensation Proposal, Equity Plan Proposal and Nasdaq 20% Issuance Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares generally has discretion to vote your shares without instruction on routine matters but not on non-routine matters. Brokers and other nominees who are New York Stock Exchange members are expected to have discretionary voting power for both each of the Current Proposals. To ensure your shares will be voted at the Annual Meeting in the manner that you desire, we encourage you to provide voting instructions to your bank, broker or other nominee.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Kuk Hyoun Hwang and Jun Chul Whang to act as your proxies at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting in person.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (call toll-free), (206) 870-8565 (main line), or by sending an email to ksmith@advantageproxy.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with the Company, at OSR Holdings, Inc., 110900 NE 4th Street, Suite 2300, Bellevue, WA 98004, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Annual Meeting and voting in person. Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy a fee of $5,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Annual Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof.

If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponements of the Annual Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004. Our telephone number at such address is (425) 635-7700.

THE DIRECTOR PROPOSAL

Board Size and Structure

Our Board currently consists of 8 directors. Our bylaws provide that the number of directors on our Board shall be fixed exclusively by resolution adopted by our Board. At its most recent meeting, the Company’s Board of Directors has fixed the number of members of the Board of Directors at 7 members.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Directors for Election

At the Annual Meeting, our stockholders are being asked to elect seven directors to the Board. Our Board currently has 8 members, 6 of whom, Mr. Phil Geon Lee, Dr. Alcide Barberis, Mr. Seng Chin Mah, Mr. Jin Whan Park, Mr. Hyuk Joo Jee and Mr. Joong Myung Cho are deemed “independent” under SEC and Nasdaq rules. The Board has also nominated Mr. Reto Fierz, who, if elected, would serve as an independent director under SEC and Nasdaq rules.

At this Annual Meeting, the terms of all current directors will expire. However, the Board has nominated the 9 individuals set forth below (each a “Nominee”) with the recommendation that the Shareholders elect any 7 of such Nominees to serve as directors until the next annual meeting of stockholders following this Annual Meeting, or until their respective successors are duly elected and qualified, subject to earlier death, resignation, or removal.

The following table sets forth the 9 Nominees, and the positions and offices they presently hold with the Company (or in the case of Reto Fierz, for which he is being nominated) along with their age as of the Record Date. Proxies which are received unmarked but not marked to the contrary will be voted in favor of each such Nominee’s election, pro rata with the percentage of marked proxy votes otherwise cast for such Nominee.

Name	Age	Position
Kuk Hyoun Hwang	50	Chief Executive Officer and Director
Jun Chul Whang	61	Chief Legal Officer and Director
Alcide Barberis	67	Independent Director
Seng Chin Mah	66	Independent Director
Jin Whan Park	57	Independent Director
Phil Geon Lee	58	Independent Director
Hyuk Joo Jee	58	Independent Director
Joong Myung Cho	75	Independent Director
Reto Fierz	56	Nominee

Kuk Hyoun Hwang has been the Chief Executive Officer and a director of OSR since March 2020. Mr. Hwang is also the President and Chief Executive Officer of the Company as of the Closing of the Business Combination. Mr. Hwang is the Managing Partner of BCM, which he founded in August 2012. Since then, he has led BCM’s and its subsidiaries’ growth and expansion as a cross-border healthcare investment group in three countries: the U.S., South Korea and Switzerland. He is also the Chief Executive Officer of BCME, a position he has held since March 2020, and the Chairman of the Board of Vaximm AG since November 2022. Since July 2019 until April 2021 and December 2022 to August 2024, Mr. Hwang has also served as Chief Executive Officer of OSR, a global drug development company and a subsidiary of BCM, where he has also served as chairman since July 2019. Prior to founding BCM in 2012, Mr. Hwang served with financial services firms in Korea and the U.S., including North Head Capital Partners LLC from 2011-2012, Kim Eng Research Korea and Kim Eng Securities USA from 2006-2008, and Shinhan Investment Corp from 2002-2004 and 2006. Mr. Hwang received a BA in sociology from Korea University in 1998. Mr. Hwang is well qualified as Chief Executive Officer and President of the Company because of his significant investment and capital markets expertise within the healthcare industry.

Jun Chul Whang is Chief Legal Officer and Secretary of the Company as of February 14, 2025. Mr. Whang has been a director of the Company since August 2020. Mr. Whang has been an advisor to BCM since January 2015, and starting in June 2018, has served as General Counsel and consultant to BCM. In August 2020, he became a member of BCM. As a member, Mr. Whang provides legal and strategic advice to BCM on cross-border transactional matters. Since December 2020, Mr. Whang has also served as General Counsel of Minetta Brook Capital LLC, a boutique financial advisory firm that also serves as general partner to investment vehicles. From April 2019 through July 2023, Mr. Whang also served as General Counsel to ELA Partners (an affiliate of Stonehaven, a global capital raising fintech platform), which specializes in capital raising for selective alternative investment opportunities globally. From May 2016 to May 2018, Mr. Whang was Partner at the law firm of Greenspoon Marder (“GM”). Mr. Whang was also Partner (having joined as an associate) at the law firm of Jacob, Medinger & Finnegan, LLP (“JMF”) from July 1992 until May 2016, when JMF merged with GM. From 1990 to 1992, Mr. Whang was an associate attorney with Cadwalader Wickersham & Taft. During his career as an attorney, Mr. Whang represented major international companies in product liability litigation and regulatory risk management domestically and internationally (Europe and Korea). His language capabilities include Korean, Spanish, French and Japanese (conversational). Mr. Whang earned a BA in Government from Dartmouth College in 1986, a JD from Cornell Law School in 1989, and an LLM in International and Comparative Law (with Distinction) from Georgetown Law Center in 1990. We believe Mr. Whang is well qualified to serve as Chief Legal Officer and Secretary of the Company because of his varied and extensive legal experience.

Dr. Alcide Barberis has been a Director of the Company as of the Closing of the Business Combination. He is a biotech entrepreneur, Board Member and Executive with over 25 years of management experience in the biotechnology industry, and scientific experience in the private and public research sectors. He is currently CEO & Director of Mabylon AG (since 2017). Before joining Mabylon, he was CEO & President of Humabs BioMed, now a subsidiary of VIR Biotechnology (2013-2016). His career has included senior positions at entrepreneurial startups (Co-Founder of ESBATech AG (1998) and Oncalis AG (2006) and senior Executive Management, R&D Management and Business Development positions. He has been member of the Board of Directors of ESBATech (now a Novartis company, 1998-2004), Oncalis (2006-2012) and EffRx Pharmaceuticals (2016-2023), and he is currently (since March 2023) on the Board of Directors of Ontrack Biomedical. From 2016 through 2021 he was also Coordinator of the Startup Promotion Center of the University of Svizzera Italiana in Lugano, Switzerland. Dr. Barberis earned a PhD in Molecular Biology and Biochemistry from the University of Zürich (1988). Dr. Barberis is well qualified to serve as a Director because of his extensive management and leadership experience in the biotech industry, startup companies, and in the private and public scientific research sectors.

Dr. Seng Chin Mah became a Director of the Company as of the Closing of the Business Combination. Dr. Mah has been Chairman of the Board of BioVersys AG since 2009. He was previously Chief Executive Officer of the Canyon Pharmaceuticals Group AG (2009-2021) and has over 30 years’ experience in the pharma and biotech industry. Prior to Canyon Pharmaceuticals, he was Head of Development of the Integration Office during the integration of Chiron into Novartis (2005-2008) and held other positions at Novartis, including Global Head of Clinical Safety and Epidemiology (2001-2005); Head of Drug Regulatory Affairs Europe (1997-2001); and oversight responsibility for Clinical Quality Assurance (2001-2005). Dr. Mah was also a member of the Novartis Corporate Executive Group (2001-2005) and a member of the Board of Directors for Novartis Europharm Ltd. (1997-2005). During his tenure with Novartis and Ciba (1990-2008), he drove key drug development and regulatory programs, and led major business results including numerous global registrations of major products. He has held several research and academia positions (Ciba-Geigy Ltd., 1987-1988; National University of Singapore, 1989-1990). Dr. Mah was awarded The Frost & Sullivan 2011 Product Differentiation Excellence Award in Parenteral Anticoagulants, which recognized Canyon Pharmaceuticals Group AG for the development and launch of Iprivask® (desirudin for injection). Dr. Mah earned a BS in Pharmacology from University of London (1984) and a PhD in Biochemistry from University of Basel (1987). Dr. Mah is well qualified to serve as a Director because of his extensive knowledge and experience in strategic decision-making, late-stage clinical development and regulatory experience within the Pharma and Biotech industry.

Jin Whan Park has been a Director of the Company since February 2023. Mr. Park has served as Chief Executive Officer of JWP & Partners since founding the firm in 2011. From 2006 to 2012, Mr. Park was Director and Head of Investment Banking at Yuhwa Securities, where he advised on M&A transactions for corporate clients listed on the KOSDAQ. From 2008 to 2009, he was President of Biomass Korea, where he negotiated a supplier contract with Samsung Electronics and oversaw biomass production. From 2001 to 2006, he was Deputy Chief Executive Officer of AdNetworks where he provided investment consulting services for public companies in Korea. From 2000 to 2001, Mr. Park was Chief Financial Officer and Chief Marketing Officer at KRBIZ, which was an IT consulting business with major clients including Samsung, Korea University and Nonghyup Credit Agricole Asset Management. Mr. Park began his career at Hana Bank in their Corporate Finance Unit, where he worked as a loan officer and credit analyst from 1994 to 2000. Mr. Park is an active board member at Sungbo Scholarship Foundation, a family trust established in September 2018 by the founders of Yuhwa Securities. Mr. Park received his BA in Business Administration from Korea University (1994). Mr. Park is well qualified to serve as a Director considering his history of company leadership and track record in executing transactions.

Phil Geon Lee has been a Director of the Company since May 2024. Mr. Lee possesses over 20 years of experience in legal and investment fields. His areas of expertise cover a range of fund classes, including regulatory, transactional, and hedge funds, and encompass knowledge of financial regulatory frameworks in various jurisdictions such as the SEC (US), FCA (UK), MAS (Singapore), CSSF (Luxembourg), and FSS (Korea). His legal career includes significant experience in handling litigations and disputes in securities, consumer protection, antitrust laws across multiple countries including Korea, U.S., Germany, France, Japan, Poland, etc. Mr. Lee’s transactional experience includes managing over 300 deals in private equity and real estate transactions. Mr. Lee currently holds the position of Managing Director at IGIS (May 2023-Present), the largest real estate investment adviser in Korea (AUM US $48 billion). His previous roles include Chief Compliance Officer at IKR Co., Ltd. (a joint venture between IGIS Asset Management and KKR & Co. Inc.) (February 2023 to April 2023), CEO of Tropics Private Equity Co., Ltd. (2021-2023), Managing Director at KDS Asset Management Co., Ltd. (2020-2021), Head of Legal at Korea Investment Corporation (2016-2019), Head of Legal at National Pension Service (2013-2016), and Head of Legal at Woori Asset Management Company (2011-2013). His earlier career also includes positions at Joowon (a Korean law firm, 2009-2011); Biomass Korea (former KOSDAQ listed company, 2008-2009), Franklin Templeton Investment Management Co., Ltd. (a wholly-owned subsidiary of Franklin Resources, Inc., a NYSE-listed company 2002-2007), and Accenture (a NYSE-listed company 2000-2002). Mr. Lee earned a BA in Psychology from Korea University (1992), an MBA from Haas School of Business, University of California at Berkeley (1995), and a JD from Syracuse University College of Law (1999) with a final year at Georgetown University Law Center in Washington, D.C. Mr. Lee is well qualified to serve as Lead Director because of his membership in the New York State Bar and extensive experience in both legal and investment sectors across various asset classes, demonstrating significant expertise in capital markets.

Hyuk Joo Jee became a Director of the Company upon the Closing of the Business Combination. Mr. Jee has served as a Special Advisor to Chairman at DongKoo Bio Pharma Co., Ltd., a public company in Korea, since January 2024. Prior to joining DongKoo Bio Pharma, Mr. Jee served with HLB Co., Ltd., also a publicly-listed biopharmaceutical company in Korea, as Chief Operating Officer and the Head of Corporate Private Equity leading the firm’s investments and resource allocations over a global pipeline of clinical-stage oncology programs from August 2018 through December 2023. During his tenure at HLB, Mr. Jee led the firm’s global IR, M&As and strategic investment activities. Prior to his careers in the biopharmaceutical industry, Mr. Jee has spent more than 15 years serving with brokerage and investment banking firms, mostly representing their European offices and providing services to the European and global fund clients investing in Korean equities market. Those engagements include Korea Investment Securities Europe (London), Daewoo Securities Europe (London), and Hyundai Securities Europe (London and Seoul) between July 2002 and January 2018. Mr. Jee has started his finance career as an Analyst and Portfolio Manager at Scudder Kemper and Schroders based in Seoul, Korea serving from 1998 to 2002. Mr. Jee has received his B.A. in Business Administration from the Korea University in 1994.

Mr. Jee is well qualified to serve as a Director because of his well-balanced career between finance and biopharmaceutical industries, especially leading M&A transactions while serving from executive positions with his previous employer.

Dr. Joong Myung Cho became a Director of the Company upon the Closing of the Business Combination. Dr. Cho has been Chairman and CEO of CG Pharmaceuticals, Inc. since October 2008 and previously served as Chairman and CEO of Hwail Pharmaceuticals Co. Ltd. from August 2013 to December 2022. Dr. Cho is the founder of Crystal Genomics and the former Chairman & President (July 2000 to March 2023). He has over 40 years of experience in biopharmaceutical industry covering from discovery of novel pharmaceuticals through R&D and commercialization. Dr. Cho has previously served as the executive Senior Vice President and Director of R&D Biotech Research Institute at LG Life Science (formerly LG Chem.) from 1984 to 2000. During his tenure, biopharmaceutical R&D at LG became the leading life science company in Korea where it grew from just a few research scientists to several hundred prior to his departure. He has successfully introduced 10 different recombinant products such as growth hormones of human, bovine, and porcine, hepatitis B vaccine, interferon alpha and gamma, GM-CSF, EPO, etc. Moreover, four drug candidates were licensed out to multinational pharmaceutical companies under his supervision and one of them is approved by FDA (US). On the basis of such achievements, Dr. Cho has received many awards and acted as a member of governmental committees. He received his Ph.D. from University of Houston and worked as a post-doc in Baylor College of Medicine. Dr. Cho is an author of more than 80 publications in books and journals including Nature, and an inventor of more than 200 patents filed. Dr. Cho is well qualified to serve as a Director because of long-standing career experiences both as a biotech entrepreneur and the R&D Head of a major life sciences company in Korea (LG Group).

Reto Fierz, is a Swiss entrepreneur and executive with over 25 years of international experience in finance, institutional asset management, private equity, M&A, real estate, and digital assets. He is a Partner and Co-Founder of DA Value Group, investing in and developing early-stage projects in the digital assets and distributed ledger technology sectors. Previously, Mr. Fierz co-founded CROWDLITOKEN AG, the first public issuer of a regulated tokenized security in the real estate sector in Switzerland and the EEA and served as CEO and Partner of azemos partner ag, a Swiss-German asset manager and real estate developer. Earlier in his career, he held senior roles including CFO of Rianta Capital, CFO of Swiss Finance & Property, and audit and advisory roles at Ernst & Young. Mr. Fierz holds an MBA from the University of Zürich and is a Swiss Certified Accountant.

Vote Required of the Board of Directors

The election of the foregoing director nominees requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. This means that, of the nine nominees standing for election, the seven director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote “FOR” up to seven director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. Broker non-votes will have no effect on the election of the nominees.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals.

The Board of Directors recommends that stockholders vote “FOR” the stockholder’s choice of 7 out of the 9 Nominees.

THE EXECUTIVE COMPENSATION PROPOSAL

Overview

Pursuant to Section 14A of the Exchange Act and the rules of the SEC promulgated thereunder, we are submitting to our stockholders for approval, on a non-binding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on the compensation of our named executive officers, as disclosed in this Proxy Statement. Although this advisory vote is non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

We encourage stockholders to read the “Executive Compensation Proposal” section of this Proxy Statement which immediately follows, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers. The compensation of our named executive officers is designed to enable us to attract and retain executives with the right skills and experience. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in the Proxy Statement related thereto, is hereby APPROVED.”

2024 Summary Compensation Table

This section discusses the material components of the executive compensation program for the Company’s executive officers who are named in the “2024 Summary Compensation Table” below. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

The following table sets forth information concerning the compensation of the Company’s named executive officers for the year ended December 31, 2024.

Name and Principal Position	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total
Kuk Hyoun Hwang	0	0	0	0	0
Chairman of the Board of Directors

Sang Hoon Kim	84,020	0	0	0	84,020
Chief Executive Officer

Gihyoun Bang,
Chief Financial Officer	47,367	0	0	0	47,367

Narrative to Summary Compensation Table

None of our officers has received any cash compensation for services rendered to us. We have paid and will continue to pay Bellevue Capital Management LLC (“BCM”) a total of $7,500 per month for office space, utilities and secretarial and administrative support. Our audit committee will review on a quarterly basis all payments that are made to BCM, officers, directors, advisors or our or their affiliates.

During 2023, our Sponsor transferred 20,000 founder shares to each of Drs. Chung, Reed and Roberts and Messrs. Euh and Park for their board service and Mr. Yoo for his service as chief financial officer. Our Sponsor additionally transferred 20,000 private placement warrants to each of Dr. Reed for his service as chairman of the board of directors, Dr. Chung for his service as chair of the audit committee, and Mr. Yoo for his service as chief financial officer. No officer or director has received any compensation for services rendered to us during the year ended December 31, 2024.

Employment Agreements

We entered into Employment Agreements with each of our named executive officers as follows: on [● date] with [Sang Hoon Kim], on [● date] with [Gihyoun Bang], and on [● date] with [Yeiseok Kim]. These agreements were entered into through OSR Holdings Co., Ltd.

Equity-Based Incentive Awards

As previously reported by the Company’s Current Report on Form 8-K dated February 14, 2025, the Company held a special meeting of its stockholders on February 13, 2025 (the “February 13, 2025 Special Meeting”). At the February 13, 2025, Special Meeting, the Company’s stockholders approved the Company’s 2025 Omnibus Incentive Plan (“Omnibus Plan”). A description of the material terms of the Omnibus Plan is set forth below. This summary is qualified in its entirety by reference to the complete text of the Omnibus Plan, a copy of which is attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 14, 2025. The February 14, 2025, Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Outstanding Equity Awards at Fiscal Year End

None of our named officers had been granted options, or received any other type of equity compensation, during the fiscal years ended December 31, 2024 and 2023.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our IPO, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the fiscal years ended December 31, 2024 and 2023.

Other Compensation and Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision plans, in each case on the same basis as all of our other employees. We pay the premiums for the medical, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.

Equity Benefit Plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants, and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain, and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success. The Omnibus Plan includes the features set forth below.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	n/a	6,300,000
Equity compensation plans not approved by security holders	0	n/a	0
Total	0	n/a	6,300,000

Awards Granted Prior to Filing Date	No stock-based compensation awards were granted prior to the filing date.

Shares Available	As of the filing date, a total of 6,300,000 shares remained available for issuance under the Omnibus Plan.

Future Considerations	The Company may consider issuing equity-based awards in future periods as part of its strategy to attract and retain key personnel.

The Omnibus Plan is intended to (i) provide eligible individuals with an incentive to contribute to the Company’s success and to operate and manage the Company’s business in a manner that provides for long-term growth and profitability and that benefits stockholders and other important stakeholders, including Company employees and customers, and (ii) provide a means of recruiting, rewarding, and retaining key personnel.

Equity awards may be granted under the Omnibus Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of the Company or the Company’s subsidiaries or other affiliates, and to any other individuals who are approved by the Committee (as defined below) as eligible to participate in the Omnibus Plan. As of [●], 2025, there are [●] employees or directors who are eligible to participate in the Omnibus Plan. Only the Company’s employees or employees of the Company’s corporate subsidiaries are eligible to receive incentive stock options.

The Omnibus Plan became effective on January 29, 2025, the date it was adopted by the Company Board (the “Effective Date”). The Omnibus Plan will terminate automatically at 11:59 PM ET on the day before the tenth (10th) anniversary of the Effective Date unless earlier terminated by the Board or in accordance with the terms of the Omnibus Plan.

Board of Directors’ Recommendation

The Board recommends that stockholders vote “FOR” the Executive Compensation Proposal.

EQUITY PLAN PROPOSAL

General

The Board of Directors is submitting for stockholder approval a proposal to approve certain compensation terms and to adopt one or more share-based incentive sub-plans (collectively, the “Sub-Plans”) pursuant to the Company’s 2025 Omnibus Plan.

Specifics of the Equity Compensation Proposal

The Equity Compensation Proposal consists of two Sub-Plans:

1.	Restricted Stock Unit (“RSU”) Sub-Plan

The RSU Sub-Plan is proposed pursuant to and subject to the Omnibus Plan, and all capitalized terms not defined herein shall have the meanings assigned to them in the Omnibus Plan. The RSU Sub-Plan governs the grant of Restricted Stock Units (RSUs) under the Omnibus Plan to Eligible Individuals, including employees, board members, advisors, and contractors, and is intended to promote the long-term success of the Company by aligning participants’ interests with those of the Company’s stockholders.

Pursuant to the Omnibus Plan’s aggregate share reserve of 6,300,000 shares, 50% (i.e., 3,150,000 shares) shall be reserved for awards made under this RSU Sub-Plan. The RSU Sub-Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”) in accordance with the Omnibus Plan. Participants may include:

-	Employees and Board Members: Eligible for standard (“Default”) and accelerated vesting provisions.

-	Advisors and Contractors: Eligible for Default vesting only (no acceleration).

Each RSU represents a right to receive one share of Common Stock upon vesting and settlement, subject to continued service with the Company and satisfaction of applicable conditions. The specifics of the two alternative vesting provisions are as follows:

Default Vesting Schedule:

-	4-year vesting with a 1-year cliff; thereafter, monthly vesting in equal installments over the remaining 36 months.

Accelerated Vesting Schedule (Employees and Board Members only):

Upon closing of a Business Development transaction by any Company subsidiary that results in a definitive agreement with a total contracted value:

-	≥ $300M: 30% of then-unvested RSUs become vested.

-	≥ $500M: 50% of then-unvested RSUs become vested.

-	≥ $750M: 75% of then-unvested RSUs become vested.

-	≥ $1B: 100% of then-unvested RSUs become vested.

All unvested RSUs shall be forfeited upon the participant’s termination. Vested RSUs shall be settled in accordance with the terms of the grant agreement unless subject to any clawback, recoupment, or forfeiture policy of the Company which may be in effect from time to time, including as required by applicable law or stock exchange rules.

Anything else notwithstanding, the RSU Sub-Plan is intended to comply in all respects with the Omnibus Plan and shall be interpreted as consistent with that intent. In the event of any conflict between the terms of the RSU Sub-Plan and the Omnibus Plan, the terms of the Omnibus Plan shall govern.

2.	Stock Option (“Option”) Sub-Plan

The Option Sub-Plan is proposed pursuant to and subject to the Omnibus Plan, and all capitalized terms not defined herein shall have the meanings assigned to them in the Omnibus Plan. The Option Sub-Plan governs the grant of stock options under the Omnibus Plan to Eligible Individuals, including employees, board members, advisors, and contractors, and is intended to promote the long-term success of the Company by aligning participants’ interests with those of the Company’s stockholders. ll capitalized terms not defined herein shall have the meanings assigned to them in the Omnibus Plan.

Pursuant to the Omnibus Plan’s aggregate share reserve of 6,300,000 shares, 50% (i.e., 3,150,000 shares) shall be reserved for awards made under the Option Sub-Plan, which shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”) in accordance with the Omnibus Plan. Participants may include:

-	Employees and Board Members: Eligible for standard (“Default”) and accelerated vesting provisions.

-	Advisors and Contractors: Eligible for Default vesting only (no acceleration).

Stock options granted under the Option Sub-Plan shall be non-qualified stock options (unless otherwise specified) and shall have an exercise price equal to the fair market value (FMV) of a share of Common Stock on the date of grant. The two alternative vesting schedules shall be as follows:

Default Vesting Schedule:

-	4-year vesting with a 1-year cliff; thereafter, monthly vesting in equal installments over the remaining 36 months.

Accelerated Vesting Schedule (Employees and Board Members only):

Upon closing of a Business Development transaction by any Company subsidiary that results in a definitive agreement with a total contracted value:

-	≥ $300M: 30% of then-unvested options become vested.

-	≥ $500M: 50% of then-unvested options become vested.

-	≥ $750M: 75% of then-unvested options become vested.

-	≥ $1B: 100% of then-unvested options become vested.

All unvested options shall be forfeited upon the participant’s termination. Vested options shall remain exercisable in accordance with the terms of the grant agreement unless subject to any clawback, recoupment, or forfeiture policy of the Company, which may be in effect from time to time, including as required by applicable law or stock exchange rules.

Anything else notwithstanding, the Options Sub-Plan is intended to comply in all respects with the Omnibus Plan and shall be interpreted as consistent with that intent. In the event of any conflict between the terms of the RSU Sub-Plan and the Omnibus Plan, the terms of the Omnibus Plan shall govern.

Material U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of awards under the Company’s 2025 Omnibus Plan to participants and to the Company. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, administrative guidance, and judicial decisions in effect as of the date of this proxy statement. Changes in these laws or interpretations may affect the tax consequences described below.

This summary does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to particular participants in light of their individual circumstances or to participants subject to special rules (e.g., certain expatriates, partnerships, or tax-exempt entities). In addition, this summary does not address the effects of state, local, or foreign tax laws. Participants are urged to consult their own tax advisors regarding the tax consequences of awards under the Omnibus Plan.

Incentive Stock Options (“ISOs”)

Under the Code, an option that qualifies as an “incentive stock option” (ISO) is generally not taxable to the participant at the time of grant or exercise. However, the difference between the exercise price and the fair market value of the stock on the date of exercise may be an adjustment for alternative minimum tax (AMT) purposes. If the participant holds the shares acquired upon exercise of an ISO for at least one year after the date of exercise and two years after the grant date, the participant will recognize long-term capital gain or loss on the subsequent sale of the shares. If the holding periods are not met (a “disqualifying disposition”), the participant generally recognizes ordinary income at the time of sale equal to the lesser of (1) the fair market value of the shares at exercise minus the exercise price or (2) the sale price minus the exercise price.

Nonqualified Stock Options (“NSOs”)

For NSOs, the participant does not recognize income at the time of grant, but upon exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise is treated as ordinary income and subject to withholding taxes. The Company is generally entitled to a corresponding tax deduction in the same amount and year as the income recognized by the participant.

Restricted Stock and RSUs

A participant who receives a grant of restricted stock generally does not recognize income until the shares become vested (i.e., no longer subject to a substantial risk of forfeiture), unless the participant makes an IRC §83(b) election within 30 days of the grant date to recognize income upon grant. At the time of vesting (or upon grant if an §83(b) election is made), the participant generally recognizes ordinary income equal to the fair market value of the stock. The Company generally is entitled to a corresponding deduction. For restricted stock units (RSUs), income is recognized at vesting and delivery of shares (or cash equivalent), and is treated as ordinary income.

Performance-Based Awards

Performance shares or performance units are generally subject to tax at the time of vesting or settlement. The participant recognizes ordinary income equal to the fair market value of the shares or cash received. The Company is generally entitled to a deduction equal to the income recognized.

Section 409A

To the extent any awards under the Omnibus Plan are subject to Section 409A of the Code (nonqualified deferred compensation), the awards must comply with Section 409A’s rules on deferral elections and distributions to avoid the imposition of additional taxes and penalties. The Company intends that awards under the Omnibus Plan will either comply with or be exempt from Section 409A.

Tax Deductibility under Section 162(m)

Under Section 162(m) of the Code, the Company’s deduction for compensation paid to certain covered employees (generally, the CEO, CFO, and the next three highest-paid executives) is limited to $1 million per year per covered employee, regardless of whether such compensation is performance-based. Although the Omnibus Plan permits the granting of performance-based awards, no assurance can be given that any compensation will be deductible.

Vote Required and Board of Directors’ Recommendation

The approval of the Equity Plan Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote “FOR” the Equity Plan Proposal.

NASDAQ 20% ISSUANCE PROPOSAL

Overview

The Nasdaq 20% Issuance Proposal is for the shareholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of our issued and outstanding common stock to White Lion GBM Innovation Fund and/or its affiliates (“White Lion”). It is anticipated that such level of equity issuance may be met or exceeded in accordance with the exercise by the Board of the Company’s rights to sell company common shares to White Lion pursuant to that certain common stock equity line agreement by and between the Company and White Lion consisting of a Common Stock Purchase Agreement and a Registration Rights Agreement both dated as of February 25, 2025 as amended and restated as of May 6, 2025, (collectively, the “ELOC Agreement”), establishing an “equity line” of investment (“ELOC”), in combination with the potential exercise by White Lion of its rights under the WL Warrant Agreement and WL Convertible Note Agreement as defined and described below.

Background Information

As previously disclosed on the Company’s Current Report filed on Form 8-K on February 28, 2025, on February 25, 2025, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Common Stock Purchase Agreement and/or White Lion RRA. The full text of the Common Stock Purchase Agreement and White Lion RRA were filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on February 28, 2025. The Form 8-K filed with the SEC on February 28, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Pursuant to the Common Stock Purchase Agreement, following its closing and following the effective date of a resale registration statement registering the shares issuable to White Lion in accordance with the terms of the White Lion RRA, the Company has the right, but not the obligation, to require White Lion to purchase, from time to time, up to the lesser of (i) $78,900,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the Exchange Cap, in each case, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

The number of shares of Common Stock that the Company may require White Lion to purchase in any single sales notice will depend on a number of factors, including the type of purchase notice that the Company delivers to White Lion. For example: (1) if the Company were to deliver a Rapid Purchase Notice, the Company can require White Lion to purchase a number of shares equal to $2,000,000 divided by the average of the three (3) lowest traded prices of the Common Stock on the Rapid Purchase Notice Date; and (2) if the Company were to deliver a VWAP Purchase Notice, the Company can require White Lion to purchase a number of shares equal to $2,000,000 divided by the product of (i) the lowest daily VWAP of the Common Stock during the VWAP Purchase Valuation Period and (ii) ninety-seven percent (97%).

White Lion’s purchase obligations under a single Rapid Purchase Notice or a single VWAP Purchase Notice shall not exceed $2,000,000, and the maximum amount of shares of Common Stock the Company may require White Lion to purchase under a single VWAP Purchase Notice shall be the lesser of (A) 30% of the Average Daily Trading Volume or (B) $2,000,000 divided by the highest closing price of the Common Stock over the most recent five (5) Business Days immediately preceding White Lion’s receipt of the subject VWAP Purchase Notice.

The Common Stock Purchase Agreement will terminate automatically on the earlier of (i) December 31, 2026 and (ii) the date when the Company files for bankruptcy, has a bankruptcy case filed against it, has a custodian appointed for it or its property, or assigns its assets to its creditors.

In consideration for White Lion’s commitments under the Common Stock Purchase Agreement, the Company agreed to issue to White Lion the number of shares of Common Stock equal to $800,000 divided by the closing price of the Common Stock on the day that is the earlier of (i) the business day prior to effectiveness of the resale registration statement registering the shares issuable under the Common Stock Purchase Agreement and (ii) the business day prior to the date that White Lion requests the issuance of such shares (the “Commitment Shares”).

Concurrently with the Common Stock Purchase Agreement, the Company entered into the White Lion RRA with White Lion, pursuant to which the Company agreed to file, within 30 days following the closing of the Business Combination (as defined in the White Lion RRA), an initial resale registration statement with the SEC covering the resale by White Lion of the maximum number of shares of Common Stock permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations.

The Common Stock Purchase Agreement was amended effective May 6, 2025, to incorporate the WL Warrants (see below) and the foregoing filing deadline was extended by mutual agreement of White Lion and the Company. The Common Stock Purchase Agreement specified that, notwithstanding anything to the contrary, no more than 19.99 percent of the company’s common stock would be issued to White Lion without first obtaining shareholder approval, as proposed herein.

The ELOC Agreement contains these and other customary representations, warranties and agreements of the Company and White Lion, limitations and conditions regarding sales of common stock, indemnification rights and other obligations of the parties. The foregoing descriptions of the Common Stock Purchase Agreement, as amended, and the White Lion RRA are qualified in their entirety by the full text of such agreements. A copy of the May 6, 2025, Amendment to the Common Stock Purchase Agreement was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on May 12, 2025. The Form 8-K filed with the SEC on May 12, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Warrant Agreement

On May 6, 2025, in accordance with an amendment to the ELOC Agreement also executed on that date (see preceding section), the Company and White Lion entered into a Common Stock Purchase Warrant (the “WL Warrant Agreement”), providing for the issuance of a warrant to purchase the Company’s common stock (“WL Warrant”) as further specified hereinbelow.

Pursuant and subject to the terms of the WL Warrant Agreement, White Lion has the right, but not the obligation, to at any time for a period of five years following its execution date, to subscribe for and purchase from the Company up to $4,000,000 worth, or the Available Share Amount (as defined in the WL Warrant Agreement and subject to adjustment thereunder), of Common Stock (the “Warrant Shares”). The purchase price of one share of Common Stock under the WL Warrant Agreement shall be initially equal to the Exercise Price, which shall be $1.584 or as otherwise defined therein subject to certain adjustment provisions.

A copy of the WL Warrant Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 12, 2025. The Form 8-K filed with the SEC on May 12, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Note Purchase Agreement

Pursuant and subject to the terms of the Note Purchase Agreement executed between the Company and White Lion on May 6, 2025, White Lion has agreed to loan the Company the principal amount of $1,110,000 at an interest rate of 5% per annum subject to two Senior Secured Convertible Promissory Notes (each a “Convertible Note”) maturing on the date occurring Nine (9) months after the closing date of each respective loan. The first Convertible Note in the principal amount of $445,000 was executed by and between the Company and the White Lion on May 6, 2025. The second Convertible Note, constituting the balance of the principal amount under the Note Purchase Agreement, was executed by and between the Company and the White Lion on June 20, 2025

The Company has agreed to allocate 10% of the proceeds from each purchase notice under the ELOC and/or Warrant exercise toward the repayment of the outstanding Convertible Note(s). At any time, White Lion may convert one or both Convertible Notes at 95% multiplied by the lowest Volume Weighted Average Price (“VWAP”) fifteen days prior to the conversion notice. The Company and White Lion have agreed that no more than 4.99% of the shares outstanding will be issued to White Lion, which amount may be adjusted to 9.99% upon 61 days’ prior written notice from White Lion.

The Note Purchase Agreement and each Convertible Note contains these and other customary representations, warranties and agreements of the Company and White Lion, limitations and conditions regarding sales of common stock, indemnification rights and other obligations of the parties.

Copies of the Note Purchase Agreement and Senior Secured Convertible Promissory Note issued May 6, 2025, between the Company and White Lion were filed as Exhibit 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on May 12, 2025. The Form 8-K filed with the SEC on May 12, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Reasons for Seeking Approval of the Nasdaq 20% Issuance Proposal

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the Convertible Note Offering Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”). Based upon Nasdaq Listing Rule 5635(d), we cannot issue in excess of 3,853,467 shares of our common stock as of the date of the Common Stock Purchase Agreement upon conversion of the Note, exercise of the Warrant, unless the issuance of such excess shares are approved by our stockholders.

As noted above, because the ELOC Agreement accordingly prohibits our issuance of the company’s common equity in excess of 19.99% stockholder approval to exceed such level is first obtained, we are asking stockholders to approve the issuance of 20% or more of common stock to White Lion.

Our board of directors is not seeking the approval of our stockholders to authorize our entry into the ELOC Agreement, as we have already entered into the ELOC Agreement on February 25, 2025. We are only asking for approval to issue to White Lion, 20% or more of our issued and outstanding common stock as constituted on February 25, 2025.

Effect on Current Stockholders if the Nasdaq 20% Issuance Proposal is Approved

Each additional share of our common stock that would be issuable to White Lion would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of our common stock to White Lion pursuant to the terms of the ELOC Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility in the short term. Further, any sales in the public market of our shares of common stock issuable to White Lion could adversely affect prevailing market prices of our shares of common stock.

Vote Required

In order for this Nasdaq 20% Issuance Proposal to be approved, the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting is required. The Board recommends that you vote “FOR” the Nasdaq 20% Issuance Proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of our common stock as of September [●], 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of the Company’s Common Stock is based on 19,276,978 shares of the Company’s Common Stock issued and outstanding as of May 20, 2025.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Ownership
Officer and Directors After the Transactions
Kuk Hyoun Hwang(2)	13,069,104	67.8%
Jun Chul Whang(3)	—	*
Gihyoun Bang	—	*
Sang Hoon Kim	—	*
Alcide Barberis	—	*
Joong Myung Cho	—	*
Hyuk Joo Jee	—	*
Sang Hyun Kim	—	*
Phil Geon Lee	—	*
Seng Chin Mah	—	*
Jin Whan Park(4)	20,000	*
All such executive officers and directors as a group (11 individuals)	13,089,104	67.9%
Greater than 5% Stockholders**
Bellevue Global Life Sciences Investors LLC(5)	1,332,500	6.9%
BCM Europe AG(6)	8,612,634	44.7%
Bellevue Capital Management LLC	3,123,970	16.2%

*	Less than one percent.

(1)	Unless otherwise noted, the address of each beneficial owner is c/o OSR Holdings, Inc., 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

(2)	Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s common stock to Chardan Capital Markets, LLC (“Chardan”), (iii) 430,000 placement shares held of record by Bellevue Global Life Sciences Investors LLC (“BGLSI”), (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of the Company at the time of its initial public offering, and (v) the transfer of 310,000 private placement units held by BGLSI and 370,000 founder shares held by BGLSI to BCM Europe AG (“BCME”). BGLSI’s ownership an additional 12,000 shares underlying the private placement rights that convert at the closing of the Business Combination and the shares of the Company’s Common Stock held by BCME and Bellevue Capital Management LLC (“BCM”) upon the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.

(3)	Interest does not include shares of the Company’s Common Stock held by BGLSI. Mr. Whang is a minority owner of BCM but has no voting or dispositive power over the shares of the Company’s Common Stock held by BGLSI.

(4)	BGLSI transferred 20,000 shares of the Company’s common stock to Mr. Park.

(5)	Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s Common Stock to Chardan, (iii) 430,000 placement shares held of record by BGLSI, (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of BLAC at the time of its initial public offering, and (v) the transfer of 310,000 private placement units identical held by BGLSI and 370,000 founder shares held by BGLSI to BCME. BGLSI’s ownership post-closing includes an additional 12,000 shares underlying the private placement rights that converted at the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.

(6)	Interest consists of the 370,000 founder shares and 310,000 private placement units (including the exercise of 310,000 private placement warrants into 310,000 shares of the Company’s Common Stock, the conversion of 310,000 private placement rights into 31,000 shares of the Company’s Common Stock, and the exercise of 60,000 private placement warrants that were also transferred to BCME by BGLSI pursuant to the promissory note into 60,000 shares of the Company’s Common Stock) and 581,031 shares of OSR Common Stock held by BCME prior to the closing of the Business Combination. The 581,031 shares of OSR Common Stock were exchanged for 7,531,634 shares of the Company’s Common Stock upon the consummation of the Business Combination. BCME is a wholly-owned subsidiary of BCM. The business address of BCME is Gotthardstrasse 26 6300 Zug Switzerland.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing the Company at group@bellevuecm.com or writing the Company at the Company’s principal executive offices at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Jun Chul Whang.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

OSR Holdings, Inc.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Jun Chul Whang

Email: jun.whang@osr-holdings.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than September [●], 2025 (ten days prior to the date of the Annual Meeting.